Exhibit 1.1

PENN VIRGINIA GP HOLDINGS, L.P.

6,000,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

Lehman Brothers Inc.	, 2006

UBS Securities LLC

A.G. Edwards & Sons, Inc.

RBC Capital Markets Corporation

Wachovia Capital Markets, LLC

J.P. Morgan Securities Inc.

BMO Capital Markets Corp.

Stifel Nicolaus & Company, Incorporated

c/o LEHMAN BROTHERS INC.

745 Seventh Avenue

New York, New York 10019

c/o UBS SECURITIES LLC

299 Park Avenue

New York, New York 10171

Ladies and Gentlemen:

Penn Virginia GP Holdings, L.P., a Delaware limited partnership (the “Partnership”), proposes to sell to the several underwriters named in Schedule I hereto (the “Underwriters”) 6,000,000 common units (the “Firm Units”) representing limited partner interests in the Partnership (“Common Units”). Lehman Brothers Inc. and UBS Securities LLC shall be the representatives of the Underwriters (the “Representatives”). In addition, the Partnership proposes to grant to the Underwriters an option to purchase up to an additional 900,000 Common Units, on the terms and for the purposes set forth in Section 2 (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.”

This is to confirm the agreement among the Partnership and PVG GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner,” and together with the Partnership, the “Partnership Parties”), and the Underwriters concerning the purchase of the Units from the Partnership by the Underwriters.

Penn Virginia Resource GP, LLC, a Delaware limited liability company (the “PVR GP”), is the sole general partner of Penn Virginia Resource Partners, L.P., a publicly traded Delaware limited partnership (“PVR”). PVR owns 100% of the membership interest in Penn Virginia Operating Co., LLC, a Delaware limited liability company (the “Operating

Company”). The Operating Company owns 100% of the membership interest in each of K Rail LLC, a Delaware limited liability company (“K Rail LLC”), Loadout LLC, a Delaware limited liability company (“Loadout LLC”), Wise LLC, a Delaware limited liability company (“Wise LLC”), Fieldcrest Resources LLC, a Delaware limited liability company (“Fieldcrest LLC”), Suncrest Resources LLC, a Delaware limited liability company (“Suncrest LLC”), Taney Fork LLC, a Delaware limited liability company (“Taney Fork LLC”), and PVR Midstream LLC, a Delaware limited liability company (“Midstream LLC”). For purposes of this Agreement, each of K Rail LLC, Loadout LLC, Wise LLC, Fieldcrest LLC, Suncrest LLC, Taney Fork LLC and Midstream LLC is sometimes referred to herein individually as an “Operating Subsidiary” and collectively, as the “Operating Subsidiaries.” PVR, the Operating Company and the Operating Subsidiaries are collectively referred to as the “PVR Entities.” The Partnership Parties and the PVR Entities are collectively referred to as the “Partnership Entities.”

A. It is understood and agreed to by all parties hereto that the Partnership was initially formed to acquire and own, directly or indirectly, as of each Delivery Date (as defined in Section 4 hereof):

(i) a 2.0% general partner interest in PVR and all of the incentive distribution rights in PVR (the “Incentive Distribution Rights”); all of the foregoing held through a 100% ownership interest in PVR GP;

(ii) [                    ] common units of PVR (“PVR Common Units”);

(iii) [                    ] Class B Units of PVR (the “Class B Units”), not including any Class B Units that may be issued in the event Option Units are sold; and

(iv) 7,649,880 subordinated units of PVR (the “Subordinated Units”).

each as more particularly described in the most recent Preliminary Prospectus and as acquired pursuant to the Contribution Agreement (as such terms are hereinafter defined).

B. The Partnership, PVR GP, Kanawha Rail Corp., a Virginia corporation (“Kanawha”), Penn Virginia Resource LP Corp., a Delaware corporation (“LP Corp”), and Penn Virginia Resource GP Corp., a Delaware corporation (“GP Corp”) will enter into a Contribution Agreement (the “Contribution Agreement”) pursuant to which the following transactions will have occurred on or prior to the Initial Delivery Date (as hereinafter defined):

(i) GP Corp will contribute its interest in PVR GP to the Partnership in exchange for                  Common Units;

(ii) LP Corp will contribute its interest in PVR to the Partnership in exchange for                  Common Units; and

(iii) Kanawha will contribute its interest in PVR in exchange for                  Common Units.

The transactions contemplated by the Contribution Agreement are referred to herein as the “Transactions.”

D. It is further understood and agreed to by the parties hereto that the following additional transactions will occur substantially contemporaneously with the Initial Delivery Date:

(i) The Partnership shall have amended its agreement of limited partnership (as so amended, the “Partnership Agreement”);

(ii) PVR shall have amended and restated its agreement of limited partnership (as so amended and restated, the “PVR Partnership Agreement”); and

(iii) PVR and the Partnership shall have entered into a Units Purchase Agreement (the “Units Purchase Agreement”) whereby the Partnership will buy [            ] PVR Common Units and [            ] Class B Units from PVR for $            .

(iv) The Partnership and the General Partner shall be subject to the existing Omnibus Agreement (the “Omnibus Agreement”) dated as of October 30, 2001, as amended by Amendment No. 1 thereto, currently among Penn Virginia Corporation, PVR GP, PVR and the Operating Company, consistent with the description thereof set forth in the Prospectus under the caption “Certain Relationships and Related Transactions—Omnibus Agreement.”

(v) The Partnership and PVR will enter into a non-compete agreement (the “Non-Compete Agreement”) consistent with the description thereof set forth in the Prospectus under the caption “Certain Relationships and Related Transactions — Non-Compete Agreement.”

The “Transaction Documents” shall mean the Contribution Agreement, the Units Purchase Agreement and the Non-Compete Agreement.

The Partnership Parties wish to confirm as follows their agreement with you in connection with the purchase of the Units from the Partnership by the Underwriters.

1. Representations, Warranties and Agreements of the Partnership Parties. Each of the Partnership Parties, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

(a) Registration; Definitions; No Stop Order. A registration statement (Registration No. 333-135686) on Form S-1 relating to the Units has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act.

Copies of such registration statement and any amendment thereto have been delivered by the Partnership to the representatives of the Underwriters. As used in this Agreement:

(i) “Applicable Time” means [        ] [a.m.][p.m.] (New York City time) on [            ], 2006;

(ii) “Effective Date” means each date and time as of which such registration statement, any post-effective amendment or amendments thereto and any registration statement or amendments thereto filed pursuant to Rule 462(b) relating to the offering of the Units was or is declared effective by the Commission;

(iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;

(iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

(v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with each Issuer Free Writing Prospectus filed with the Commission by the Partnership on or before the Applicable Time, other than a “road show” that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations.

(vi) “Prospectus” means the final prospectus relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(vii) “Registration Statement” means the registration statement (Registration No. 333-135686) on Form S-1 relating to the Units, as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) on or prior to the date hereof. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the knowledge of the Partnership Parties, threatened by the Commission.

(b) Partnership Not an “Ineligible Issuer.” The Partnership was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule

164(h)(2) of the Rules and Regulations) of the Units, is not on the date hereof and will not be on the applicable Delivery Date an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations).

(c) Registration Statement and Prospectus Conform to the Requirements of the Securities Act. The Registration Statement conformed in all material respects on the Effective Date and will conform in all material respects on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed when filed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on the applicable Delivery Date to the requirements of the Securities Act and the Rules and Regulations.

(d) No Material Misstatements or Omissions in Registration Statement. The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(e) No Material Misstatements or Omissions in Prospectus. The Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(f) No Material Misstatements or Omissions in Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the statements made by the Partnership in the most recent Preliminary Prospectus, and to be made in the Prospectus and any further amendments or supplements to the Registration Statement or Prospectus within the coverage of Rule 175(b) of the rules and regulations under the Securities Act, including any projections of results of operations or statements with respect to future available cash or future cash distributions of the Partnership or PVR or the anticipated ratio of taxable income to distributions, was made or will be made with a reasonable basis and in good faith. Notwithstanding the foregoing, no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(g) No Material Misstatements or Omissions in Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) Issuer Free Writing Prospectuses Conform to the Requirements of the Securities Act. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with all prospectus delivery requirements, any filing requirements and record keeping requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations. The Partnership has taken all actions necessary so that any “road show” (as defined in Rule 433 of the Rules and Regulations) in connection with the offering of the Units will not be required to be filed pursuant to the Rules and Regulations.

(i) Formation and Qualification of Partnership and PVR. Each of the Partnership and PVR has been duly formed and is validly existing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) in good standing with full partnership power and authority to own or lease its properties, to conduct its business and to consummate the transactions contemplated by this Agreement and the Transaction Documents. Each of the Partnership and PVR is, or at each Delivery Date (as defined below) will be, duly registered or qualified as a foreign limited partnership in good standing for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a material adverse effect on the condition (financial or otherwise), business, prospects, assets or results of operations of the Partnership Entities taken as a whole (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability.

(j) Formation and Qualification of the General Partner, PVR GP, the Operating Company and the Operating Subsidiaries. Each of the General Partner, PVR GP, the Operating Company and each of the Operating Subsidiaries has been duly formed and is validly existing as a limited liability company in good standing under the Delaware Limited Liability Company Act (the “Delaware LLC Act”) with full limited liability company power and authority to own or lease its properties and to conduct its business and to consummate the transactions contemplated by this Agreement and the Transaction Documents and, in the case of PVR GP, to act as general partner of PVR and, in the case of the General Partner, to act as general partner of the Partnership. Each of the General Partner, PVR GP, the Operating Company and each of the Operating Subsidiaries is, or at each Delivery Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(k) Ownership of the General Partner. GP Corp owns a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner (the “General Partner LLC Agreement”) and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and GP Corp owns such membership interest free and clear of all liens, encumbrances, security interests, charges or claims.

(l) Ownership of the General Partner Interest in the Partnership. At each Delivery Date, the General Partner will be the sole general partner of the Partnership and will own a noneconomic general partner interest in the Partnership; such noneconomic general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such noneconomic general partner interest free and clear of all liens, encumbrances, security interests, charges or claims.

(m) Ownership of the Management Units. At the Initial Delivery Date, after giving effect to the Transactions and this offering of Units, GP Corp will own          Common Units (the “GP Corp Units”), LP Corp will own          Common Units (the “LP Corp” Units”), and Kanawha will own          Common Units (the “Kanawha Units” and, collectively with the GP Corp Units and the LP Corp Units, the “Management Units”). Such limited partner interests will be duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 of the Delaware LLC Act). GP Corp, LP Corp and Kanawha own their respective Management Units free and clear of all liens, encumbrances, security interests, charges or claims.

(n) Valid Issuance of the Units. At the Initial Delivery Date, there will be issued and sold to the Underwriters the Firm Units (assuming no purchase by the Underwriters of Option Units on the Initial Delivery Date); at the Initial Delivery Date or the Option Unit Delivery Date (as defined in Section 2 hereof), as the case may be, the Firm Units or the Option Units, as the case may be, and the limited partners interests represented thereby, will be duly and validly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with this Agreement, will be duly and validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 17-607 of the Delaware LP Act).

(o) Capitalization of the Partnership. At the Initial Delivery Date, after giving effect to the Offering, the issued and outstanding Common Units of the Partnership will consist of 38,601,960 Common Units. Other than the Management Units, the Units will be the only limited partner interests of the Partnership issued or outstanding at each Delivery Date.

(p) Ownership of PVR GP by the Partnership. At each Delivery Date, the Partnership will be the sole member of PVR GP with a 100% membership interest in PVR GP; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of PVR GP (the “PVR GP LLC Agreement”), and is fully paid (to the extent required under PVR GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all liens, encumbrances, security interests, charges or claims.

(q) Ownership of the General Partner Interest in PVR. PVR GP is the sole general partner of PVR with a 2.0% general partner interest in PVR; such general partner interest has been duly authorized and validly issued in accordance with the Amended and Restated Agreement of Limited Partnership of PVR (the “PVR Partnership Agreement”); and PVR GP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims.

(r) Ownership of the Incentive Distribution Rights in PVR. PVR GP owns all of the Incentive Distribution Rights, and such Incentive Distribution Rights have been duly authorized and validly issued in accordance with the PVR Partnership Agreement, and are fully paid (to the extent required under the PVR Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 17-607 of the Delaware LP Act); and PVR GP owns the Incentive Distribution Rights free and clear of all liens, encumbrances (except restrictions on transferability as described in the Prospectus), security interests, charges or claims.

(s) Ownership of PVR. At the Initial Delivery Date, after giving effect to the Offering and assuming no issuance of Option Units, the Partnership will own [            ] PVR Common Units, [            ] PVR Class B Units and 7,649,880 PVR Subordinated Units; such limited partner interests have been duly authorized and validly issued in accordance with the PVR Partnership Agreement, and are fully paid (to the extent required under the PVR Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 17-607 of the Delaware LP Act); and the Partnership will own such limited partner interests free and clear of all liens, encumbrances, security interests, charges or claims.

(t) Ownership of Operating Company. PVR owns a 100% membership interest in the Operating Company; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the Operating Company (the “Operating Company Agreement”) and is fully paid (to the extent required under the Operating Company Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all liens, encumbrances, security interests, charges or claims.

(u) Ownership of Operating Subsidiaries. The Operating Company owns a 100% membership interest in each Operating Subsidiary; such membership interests have been duly authorized and validly issued in accordance with the respective limited liability company agreement of each Operating Subsidiary (together, the “Operating Subsidiary LLC Agreements”) and are fully paid (to the extent required under the Operating Subsidiary LLC Agreements) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Company owns such membership interest free and clear of all liens, encumbrances, security interests, charges or claims.

(v) No Other Subsidiaries. Except as disclosed above and other than (i) Loadout LLC’s 50% interest in a joint venture with affiliates of Massey Energy Company, (ii) PVR Midstream LLC’s interests in its subsidiaries and (iii) and [its][the General Partner’s?] 91% and 50% interest in CBC Leon Limited Partnership and Leon Limited Partnership I (together “Leon”) and Leon’s 10% interest in Bright Star Partnership, the General Partner does not own, and at each Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than its ownership of its partnership interest in the Partnership, the General Partner does not own, and at the Initial Delivery Date and Option Unit Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

(w) No Preemptive Rights, Registration Rights or Options. Except as described in the most recent Preliminary Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any capital stock, limited partner interests or membership interests of any of the Partnership Entities. Neither the filing of the Registration Statement nor the offering or sale of the Units by the Partnership as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership or any of its direct or indirect subsidiaries (including PVR). Except as described in the most recent Preliminary Prospectus or for options granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans, there are no outstanding options or warrants to purchase any partnership or membership interest in any Partnership Entity.

(x) Authority and Authorization. The Partnership has all requisite partnership power and authority to issue, sell and deliver (i) the Units, in accordance with and upon the terms and conditions set forth in this Agreement and the Partnership Agreement, and (ii) the Management Units, in accordance with an upon the terms and conditions set forth in the Partnership Agreement and the Contribution Agreement. At each Delivery Date, all corporate, partnership and limited liability company action, as the case may be, required to be taken by any of the Partnership Entities or any of their respective unitholders, stockholders, members or partners for the authorization, issuance, sale and delivery of the Units and the Management Units, the execution and delivery of the Partnership Operative Agreements (as defined below) and the consummation of the transactions (including the Transactions) contemplated by this Agreement and the Partnership Operative Agreements, shall have been validly taken.

(y) Authorization of this Agreement. This Agreement has been duly authorized and validly executed and delivered by the Partnership Parties.

(z) Partnership Operative Agreements. At or before the First Delivery Date:

(i) each Transaction Document will have been duly authorized, executed and delivered by the parties thereto and each will be a valid and legally binding agreement of the parties thereto, enforceable against such parties in accordance with its terms;

(ii) the Partnership Agreement will have been duly authorized, executed and delivered by the parties thereto and will be a valid and legally binding agreement of the parties thereto, enforceable against such parties in accordance with its terms; and

(iii) the General Partner LLC Agreement will have been duly authorized, executed and delivered by the parties thereto and will be a valid and legally binding agreement of the parties thereto, enforceable against such parties in accordance with its terms;

provided that, with respect to each agreement described in this Section 1(z), the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

The Transaction Documents, the General Partner LLC Agreement and the Partnership Agreement are herein collectively referred to as the “Partnership Operative Agreements.”

(aa) PVR Operative Agreements.

(i) the PVR GP LLC Agreement has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of the parties thereto, enforceable against such parties in accordance with its terms;

(ii) the PVR Partnership Agreement will have been duly authorized, executed and delivered by the parties thereto and will be a valid and legally binding agreement of the parties thereto, enforceable against such parties in accordance with its terms;

(iii) the Operating Company Agreement has been duly authorized, executed and delivered by PVR, and is valid and legally binding agreement of PVR, enforceable against PVR in accordance with its terms; and

(iv) each of the Operating Subsidiary LLC Agreements has been duly authorized, executed and delivered by the Operating Company, and is valid and legally binding agreement of Operating Company, enforceable against the Operating Company in accordance with its terms;

provided that, with respect to each agreement described in this Section 1(aa), the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

The PVR GP LLC Agreement, the PVR Partnership Agreement, the Operating Company Agreement and the Operating Subsidiary LLC Agreements are herein collectively referred to as the “PVR Operative Agreements.”

(bb) Sufficiency of the Contribution Agreement. The Contribution Agreement will be legally sufficient to transfer or convey to the Partnership a 100% ownership interest in PVR GP and the PVR Common Units and Subordinated Units owned by GP Corp, LP Corp and Kanawha, as contemplated by the most recent Preliminary Prospectus, subject to the conditions, reservations and limitations contained in the Contribution Agreement and those set forth in the most recent Preliminary Prospectus.

(cc) No Conflicts. None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement, the Partnership Operative Agreements or the PVR Operative Agreements by the applicable Partnership Entities party hereto or thereto or the consummation of the transactions contemplated hereby and thereby (including the Transactions) (i) conflicts or will conflict with or constitutes or will constitute a violation of the partnership agreement, limited liability company agreement, certificate of formation, certificate or articles of incorporation, bylaws or other constituent document of any of the Partnership Entities, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency, body directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect or would materially impair the ability of any of the Partnership Entities to consummate the transactions (including the Transactions) provided for in this Agreement, the Partnership Operative Agreements or the PVR Operative Agreements.

(dd) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Partnership Entities or any of their properties is required in connection with the execution, delivery and performance of this Agreement, the Partnership Operative Agreements or the PVR Operative Agreements by the Partnership Entities party thereto, or the consummation of the transactions contemplated by this Agreement or the offering, except for (i) such consents required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws (ii) such consents that have been, or prior to the Delivery Date will be, obtained and (iii) such consents that, if not obtained, would not have a Material Adverse Effect.

(ee) No Default. None of the Partnership Entities is (i) in violation of its certificate or agreement of limited partnership, limited liability company agreement or other organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it, or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect, or would materially impair the ability of any of the Partnership Parties to perform their obligations under this Agreement, the Partnership Operative Documents or the PVR Operative Documents.

(ff) Conformity of Units and Class B Units to Description in the Most Recent Preliminary Prospectus. The Units when issued and delivered in accordance with the terms of the Partnership Agreement and this Agreement and the Class B Units when issued and delivered in accordance with the terms of the Units Purchase Agreement, against payment therefor as provided therein and herein, will conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus.

(gg) Independent Registered Public Accounting Firm. KPMG LLP, who has certified the audited financial statements included in the most recent Preliminary Prospectus and the Prospectus (or any amendment or supplement thereto), is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which it reported contained in the most recent Preliminary Prospectus.

(hh) Financial Statements. The historical financial statements (including the related notes and supporting schedules) contained in the most recent Preliminary Prospectus (and any amendment or supplement thereto) comply in all material respects with the applicable requirements under the Securities Act and the Exchange Act (except that certain supporting schedules are omitted) and present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except to the extent disclosed therein; provided, however, that as to the financial statements of Cantera Natural Gas - Mid-Continent Division, such foregoing representation is made as to the best knowledge of the executive officers of the General Partner. The historical financial information contained in the most recent Preliminary Prospectus (and any amendment or supplement thereto) under the caption “Summary Historical and Pro Forma Financial Data” are derived from the accounting records of the Partnership and PVR and their consolidated subsidiaries taken as a whole and fairly present the information purported to be shown thereby.

(ii) Pro Forma Financial Statements. The pro forma financial statements included in the most recent Preliminary Prospectus (and any amendment or supplement thereto) comply as to form in all material respects with the applicable requirements of Regulation S-X and have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly computed on the bases described therein. The assumptions used in the preparation of such pro forma financial statements are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The other historical financial and statistical information and data included in the most recent Preliminary Prospectus are, in all material respects, fairly presented.

(jj) Statistical and Market-Related Data. The statistical and market-related data included under the captions “Prospectus Summary—Penn Virginia Resource Partners, L.P.,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business of Penn Virginia Resource Partners, L.P.” in the most recent Preliminary Prospectus and the consolidated financial statements of the Partnership, the General Partner, PVR GP and their respective consolidated subsidiaries included in the most recent Preliminary Prospectus are based on or derived from sources that the Partnership Parties believe to be reliable and accurate in all material respects.

(kk) No Integration. The Partnership has not sold or issued any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

(ll) No Material Adverse Change. No Partnership Entity has sustained since the date of the latest audited financial statements included in the most recent Preliminary Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Prospectus or the most recent Preliminary Prospectus. Except as disclosed in the Registration Statement, the Prospectus and the most recent Preliminary Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement, the Prospectus and the most recent Preliminary Prospectus (or any amendment or supplement thereto), (i) no Partnership Entity has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, singly or in the aggregate, is material to the Partnership Entities, taken as a whole, (ii) there has not been any material change in the capitalization, or material increase in the short-term debt or long-term debt, of the Partnership Entities and (iii) there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, singly or in the aggregate, a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, partners’ equity, properties, management, business or prospects of the Partnership Entities taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(mm) Legal Proceedings or Contracts to be Described or Filed. There are no legal or governmental proceedings pending or, to the knowledge of the Partnership Parties, threatened, against any Partnership Entity, or to which any Partnership Entity is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statement, the Prospectus or the most recent Preliminary Prospectus, but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Prospectus or the most recent Preliminary Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act.

(nn) Title to Properties. At each Delivery Date, the Partnership Entities have good and indefeasible title to all real property and good title to all personal property described in the most recent Preliminary Prospectus as being owned by the Partnership Entities, free and clear of all liens, claims, security interests or other encumbrances except (i) as described in the most recent Preliminary Prospectus or (ii) such as do not materially interfere with the use of such properties taken as a whole; provided that, with respect to any real property and buildings held under lease by the Partnership Entities, such real property and buildings are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties taken as a whole.

(oo) Rights-of-Way. Each of the Partnership Entities has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a material adverse effect upon the ability of the Partnership Entities, taken as a whole, to conduct their businesses in all material respects as currently conducted; each of the Partnership Entities has, or at each Delivery Date will have, fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a material adverse effect upon the ability of the Partnership Entities, taken as a whole, to conduct their businesses in all material respects as currently conducted, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the most recent Preliminary Prospectus, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.

(pp) Permits. Each of the Partnership Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the most recent Preliminary Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such permits that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such permits and no event has occurred that would prevent the permits from being renewed or reissued or which allows, or after notice or lapse of time would allow, revocation or termination thereof or results or would result in any impairment of the rights of the holder of any such permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect.

(qq) Books and Records. Each of the Partnership Entities (i) makes and keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(rr) Tax Returns. Each of the Partnership Entities has filed (or has obtained extensions with respect to) all material federal, state and foreign income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due pursuant to such returns, other than those (i) that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (ii) which, if not paid, would not reasonably be likely to result in a Material Adverse Effect.

(ss) Investment Company. None of the Partnership Entities is now, and after sale of the Units to be sold by the Partnership hereunder will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(tt) Environmental Compliance. Except as disclosed in the most recent Preliminary Prospectus, the Partnership Entities (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below) (“Environmental Laws”), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permits and (iv) do not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability would not, individually or in the aggregate, have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

(uu) No Labor Dispute. No labor dispute with the employees of any of the Partnership Entities exists or, to the knowledge of the Partnership Parties, is imminent or threatened that could be reasonably expected to have a Material Adverse Effect.

(vv) ERISA. (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which any of the Partnership Entities would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Internal Revenue Code of 1986, as amended (the “Code”)), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (d) none of the Partnership Entities has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(ww) Certain Relationships and Related Transactions. Except as described in the most recent Preliminary Prospectus, no relationship, direct or indirect, exists between any of the Partnership Parties, on the one hand, and any of the PVR Entities, on the other hand, or among any of the Partnership Entities, on the one hand, and the directors, officers, unitholders, customers or suppliers of any of the Partnership Entities, on the other hand, that is required to be described in the most recent Preliminary Prospectus or the Prospectus which is not so described.

(xx) OFAC. None of the Partnership Entities nor, to the knowledge of any of the Partnership Entities, any director, officer, agent, employee or affiliate of any of the Partnership Entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Partnership Parties will not directly or indirectly use the proceeds of the offering or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(yy) U.S. Foreign Corrupt Practices Act of 1977. None of the Partnership Entities, nor, to the knowledge of the Partnership Parties, any director, officer, agent, employee or other person associated with or acting on behalf of the Partnership Entities, has (i) used any partnership funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from partnership funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(zz) Money Laundering Laws. The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Entities with respect to the Money Laundering Laws is pending or, to the knowledge of the Partnership Parties, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

(aaa) Insurance. The Partnership Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Partnership Entities has received notice from any insurer or agent of such insurer that material capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on each Delivery Date.

(bbb) Litigation. Except as described in the most recent Preliminary Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Partnership Parties, threatened, to which any of the Partnership Entities is or may be a party or to which the business or property of any of the Partnership Entities is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental agency, and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Partnership Entities is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, would reasonably be expected to (A) singly or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and issuance of the Units, or (C) in any manner draw into question the validity of this Agreement, any Partnership Operative Agreement or any PVR Operative Agreement.

(ccc) Directed Unit Sales. None of the Directed Units distributed in connection with the Directed Unit Program (each as defined in Section 3) will be offered or sold outside of the United States. The Partnership has not offered, or caused Lehman Brothers Inc. to offer, Units to any person pursuant to the Directed Unit Program with the specific intent to unlawfully influence (i) a customer or supplier of the Partnership Entities to alter the customer’s or supplier’s level or type of business with the Partnership Entities or (ii) a trade journalist or publication to write or publish favorable information about the Partnership Entities, its business or its products.

(ddd) No Distribution of Other Offering Materials. None of the Partnership Entities has distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Units, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(h) or 5(a)(vi) or as set forth on Schedule III hereto and, in connection with the Directed Unit Program described in Section 3, the enrollment materials prepared by Lehman Brothers Inc.

(eee) NYSE Listing. The Units have been approved for listing on the New York Stock Exchange (“NYSE”), subject only to official notice of issuance.

(fff) Disclosure Controls and Procedures. Each of the Partnership and PVR has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that information required to be disclosed by each of the Partnership and PVR, including its consolidated subsidiaries in the reports each will file or submit under the Exchange Act is accumulated and communicated to management of the General Partner’s or PVR GP’s, as applicable, principal executive officer and its principal financial officer to allow timely decision regarding required disclosure to be made; and (ii) such disclosure controls are effective in all material respects to perform the functions for which they were established.

(ggg) No Changes in Internal Controls. Since the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by KPMG LLP and the audit committee of the board of directors of the Partnership or PVR, (i) none of the Partnership Entities has been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of any such entities to record, process, summarize and report financial data, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of any such entity, and (ii) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(hhh) Sarbanes-Oxley Act of 2002. Except as described in the most recent Preliminary Prospectus, there is and has been no failure on the part of any of the Partnership Entities or any of their respective directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith applicable to such Partnership Entities.

(iii) Critical Accounting Policies. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” in the most recent Preliminary Prospectus accurately and fully describes (A) the accounting policies that the Partnership Entities believe are the most important in the portrayal of the financial condition and results of operations of the Partnership Entities, and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (B) the judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

2. Purchase of the Units by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to sell the Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter’s name in Schedule I hereto. The respective purchase obligations of the Underwriters with respect to the Firm Units shall be rounded among the Underwriters to avoid fractional units, as the Representatives may determine.

In addition, the Partnership grants to the Underwriters an option to purchase up to 900,000 Option Units. Such option is exercisable in the event that the Underwriters sell more Common Units than the number of Firm Units in the offering and as set forth in Section 4 hereof. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to adjustments to eliminate fractional units as the Representatives may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Units.

The price of both the Firm Units and any Option Units purchased by the Underwriters shall be $             per Unit. The Partnership shall not be obligated to deliver any of the Units to be delivered on the Initial Delivery Date or the Option Unit Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Units to be purchased on the Delivery Date as provided herein.

3. Offering of Units by the Underwriters. Upon authorization by the Representatives of the release of the Firm Units, the Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.

It is understood that              Firm Units (the “Directed Units”) initially will be reserved by the several Underwriters for offer and sale upon the terms and conditions to be set forth in the most recent Preliminary Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”) to employees of the General Partner and its affiliates who have heretofore delivered to Lehman Brothers Inc. offers to purchase Firm Units in form satisfactory to Lehman Brothers Inc. (such program, the “Directed Unit Program”) and that any allocation of such Firm Units among such persons will be made in accordance with timely directions received by Lehman Brothers Inc. from the Partnership; provided that under no circumstances will Lehman Brothers Inc. or any Underwriter be liable to the Partnership or to any such person for any action taken or omitted in good faith in connection with such Directed Unit Program. It is further understood that any Directed Units not affirmatively reconfirmed for purchase by any participant in the Directed Unit Program by 9:00 a.m., New York City time, on the first business day following the date hereof or otherwise are not purchased by such persons will be offered by the Underwriters to the public upon the terms and conditions set forth in the most recent Preliminary Prospectus.

The Partnership agrees to pay all fees and disbursements incurred by the Underwriters in connection with the Directed Unit Program and any stamp duties or other taxes incurred by the Underwriters in connection with the Directed Unit Program.

4. Delivery of and Payment for the Units. Delivery of and payment for the Firm Units shall be made at the offices of Vinson & Elkins L.L.P. at 10:00 A.M., New York City time, on             , 2006, or at such other date or place as shall be determined by agreement between the Underwriters and the Partnership. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Firm Units shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Firm Units being sold by the Partnership to or upon the order of the Partnership of the purchase price by wire transfer in immediately available funds to the accounts specified by the Partnership. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Partnership shall deliver the Firm Units through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Partnership by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 2 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Units are delivered are sometimes referred to as the “Option Unit Delivery Date,” and the Initial Delivery Date and the Option Unit Delivery Date are sometimes each referred to as a “Delivery Date.”

Delivery of the Option Units by the Partnership and payment for the Option Units by the several Underwriters through the Representatives shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Representatives and the Partnership) at 10:00 A.M., New York City time, on the Option Unit Delivery Date. On the Option Unit Delivery Date, the Partnership shall deliver or cause to be delivered the Option Units to the Representatives for the account of each Underwriters against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Option Units being sold by the Partnership to or upon the order of the Partnership of the purchase price by wire transfer in immediately available funds to the accounts specified by the Partnership. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Partnership shall deliver the Option Units through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

5. Further Agreements of the Partnership Parties.

(a) Each of the Partnership Parties, jointly and severally, covenants and agrees with the Underwriters:

(i) Preparation of Prospectus and Registration Statement. (i) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act within the time period described by the rule; (ii) to make no further amendment or any supplement to a Registration Statement or to the Prospectus prior to the last Delivery Date except as provided herein; (iii) to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to a Registration Statement has been filed or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; (iv) to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of a Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(ii) Signed Copies of Registration Statement. To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(iii) Copies of Documents to the Underwriters. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits); (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and (iii) each Issuer Free Writing Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and, subject to Section 5(a)(iv) hereof, file with the Commission an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

(iv) Filing of Amendment or Supplement. To file promptly with the Commission any amendment to a Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Partnership or the Representatives, be required by the Securities Act or requested by the Commission. Prior to filing with the Commission any amendment to a Registration Statement or supplement to the Prospectus, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld or delayed.

(v) Issuer Free Writing Prospectus. Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives; to retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(vi) Reports to Security Holders. As soon as practicable after the Effective Date (it being understood that the Partnership shall have until at least 410 or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Partnership’s fiscal year, 455 days after the end of the Partnership’s current fiscal quarter), to make generally available to the Partnership’s security holders and to deliver to the Representatives an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule 158).

(vii) Blue Sky Qualifications. Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in no event shall the Partnership or the General Partner be obligated in connection therewith to qualify as a foreign limited partnership or as a foreign limited liability company, to file a general consent to service of process in any jurisdiction, or to subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(viii) Lock-up Period; Lock-up Letters. For a period commencing on the date hereof and ending on the 180th day after the date of the Prospectus (the

“Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any other Common Units or securities convertible into or exchangeable for Common Units (other than the Units and Common Units issued pursuant to employee benefit plans, option plans or other employee compensation plans existing on the date hereof), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than the grant of options or restricted units pursuant to plans existing on the date hereof and filed with the Commission), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units or any other securities of the Partnership (other than any Registration Statement on Form S-8 relating to a plan existing on the date hereof and filed with the Commission) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representatives on behalf of the Underwriters, and to cause GP Corp, Kanawha, LP Corp and the executive officers and directors of the General Partner to furnish to the Representatives, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit C hereto (the “Lock-Up Agreements”); notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Partnership or PVR issues an earnings release or material news or a material event relating to the Partnership occurs or (2) prior to the expiration of the Lock-Up Period, the Partnership or PVR announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this Section 5(a)(viii) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the Representatives, on behalf of the Underwriters, waives such extension in writing

(ix) Directed Unit Program. In connection with the Directed Unit Program, to ensure that the Directed Units will be restricted from sale, transfer, assignment, pledge or hypothecation to the same extent as sales and dispositions of Common Units are restricted pursuant to Section 5(a)(viii), and the Representatives will notify the Partnership as to which Directed Unit Participants will need to be so restricted. At the request of the Representatives, the Partnership will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time as is consistent with Section 5(a)(viii).

(x) Application of Proceeds. To apply the net proceeds from the sale of the Units being sold by the Partnership as set forth in the Prospectus.

(b) Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by such Underwriter without the prior written consent of the

Partnership (any such issuer information with respect to whose use the Partnership has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Partnership with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

6. Expenses. Each of the Partnership Parties covenants and agrees, jointly and severally, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, that the Partnership Parties will pay or cause to be paid all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) any required review by the NASD of the terms of sale of the Units (including up to $20,000 for related fees and expenses of counsel to the Underwriters); (f) the listing of the Units on the NYSE or any other exchange; (g) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 5(a)(viii) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the offer and sale of the Units by the Underwriters in connection with the Directed Unit Program, including the fees and disbursements of counsel to the Underwriters related thereto, the costs and expenses of preparation, printing and distribution of the Directed Unit Program material and all stamp duties or other taxes incurred by the Underwriters in connection with the Directed Unit Program; (i) the investor presentations on any “road show” undertaken in connection with the marketing of the Units, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the General Partner and the cost of any aircraft chartered in connection with the road show; and (j) all other costs and expenses incident to the performance of the obligations of the Partnership under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units that it may sell and the expenses of advertising any offering of the Units made by the Underwriters.

7. Conditions of Underwriters’ Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Partnership Parties contained herein, to the performance by the Partnership Parties as applicable, of their respective obligations hereunder and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i); the Partnership Parties shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and the Prospectus shall comply with any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise.

(b) No Underwriter shall have discovered and disclosed to any of the Partnerships Parties on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Partnership Operative Agreements, the PVR Operative Agreements, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Vinson & Elkins L.L.P. shall have furnished to the Representatives their written opinion, as counsel for the Partnership, addressed to the Representatives and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A.

(e) Nancy M. Snyder, General Counsel of the Partnership, shall have furnished to the Representatives her written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B.

(f) The Representatives shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Partnership shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(g) At the time of execution of this Agreement, the Representatives shall have received from KPMG LLP one or more letters, in form and substance satisfactory to the Representatives, addressed to the Representatives and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h) With respect to the letter(s) of KPMG LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letters”), the Partnership shall have furnished to the Representatives one or more letters (the “bring-down letters”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letters), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

(i) The Partnership Parties shall have furnished to the Representatives a certificate, dated such Delivery Date, signed on behalf of the Partnership by (i) the Chief Executive Officer of the General Partner and (ii) the Chief Financial Officer of the General Partner, stating that:

(a) the representations, warranties and agreements of the Partnership Parties in Section 1 are true and correct on and as of such Delivery Date, and the Partnership Parties have complied with all agreements contained herein and satisfied all the conditions to be performed or satisfied by the Partnership Parties hereunder at or prior to such Delivery Date;

(b) no stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to their knowledge, threatened; and

(c) they have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, or (3) the Pricing Disclosure Package, as of the Applicable Time, did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth;

(j) Except as described in the most recent Preliminary Prospectus, (i) none of the Partnership Entities shall have sustained since the date of the latest audited financial statements included in the most recent Preliminary Prospectus any loss or interference with its business from fire, flood, explosion or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; (ii) nor shall there have been a change in the partners’ capital, capital stock, or long-term debt of any of the Partnership Entities or change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, partners’ equity, properties, management, business or prospects of the Partnership Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), in the judgment of the Representatives is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Global Market or in the over-the-counter market, or trading in any securities of the Partnership on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(l) The New York Stock Exchange shall have approved the Units for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

(m) The Lock-Up Agreements between the Representatives and each person or entity set forth on Schedule II and, in the case of each participant in the Directed Unit Program, the lock-up agreement contained in the Directed Unit Program materials, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Representatives and to counsel for the Underwriters.

8. Indemnification and Contribution.

(a) Each of the Partnership Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by any Underwriter, or (D) any “road show” (as defined in Rule 433 of the Rules and Regulations) not constituting an Issuer Free Writing Prospectus (a “Non Prospectus Road Show”), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, or any Non Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Partnership Parties shall not be liable under this clause (iii) to the extent that they are determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Partnership Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Non Prospectus Road Show, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership Parties through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability that the Partnership Parties may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless each of the Partnership Parties, their respective directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the General Partner), managers, officers and employees, and each person, if any, who controls any of the Partnership Parties within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Partnership Parties or any such director, manager, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to any of the Partnership Parties or any such director, manager, officer, employee or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective directors, managers, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Partnership Parties under this Section 8 if (i) the Partnership Parties and the Underwriters shall have so mutually agreed; (ii) the Partnership Parties have failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriters; (iii) the Underwriters and their respective directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the Partnership Parties; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriters or their respective directors, officers, employees or controlling persons, on the one hand, and the Partnership Parties, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Partnership Parties. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), 8(b), 8(c) or 8(f) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership Parties, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Parties, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Partnership Parties, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Partnership Parties, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of the Units underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

(e) The Underwriters severally confirm and the Partnership Parties acknowledge that the statements regarding the delivery of the Units by the Underwriters set forth on the cover page of the Prospectus and the concession and reallowance figures in the fourth paragraph and the statements in the twelfth, fifteenth and eighteenth paragraphs appearing under the caption “Underwriting” in the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning the Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, Registration Statement, the Prospectus any Issuer Free Writing Prospectus or in any amendment or supplement thereto.

(f) The Partnership Parties shall indemnify and hold harmless Lehman Brothers Inc. (including its directors, officers and employees) and each person, if any, who controls Lehman Brothers Inc. within the meaning of Section 15 of the Securities Act (the “Lehman Entities”), from and against any loss, claim, damage or liability or any action in respect thereof to which any of the Lehman Entities may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action (i) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the approval of any of the Partnership Parties for distribution to Directed Unit Participants in connection with the Directed Unit Program or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) arises out of, or is based upon, the failure of the Directed Unit Participant to pay for and accept delivery of Directed Units that the Directed Unit Participant agreed to purchase or (iii) is otherwise related to the Directed Unit Program; provided that the Partnership Parties shall not be liable under this clause (iii) for any loss, claim, damage, liability or action that is determined in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Lehman Entities. The Partnership Parties shall reimburse the Lehman Entities promptly upon demand for any legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

9. Defaulting Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Units that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the total number of Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such Delivery Date if the total number of Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to Representatives do not elect to purchase the Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Unit Delivery Date, the obligation of the Underwriters to purchase, and of the Partnership to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter or any of the Partnership Parties, except that the Partnership will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto who, pursuant to this Section 9, purchases Units that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership Parties, including expenses paid pursuant to Sections 6 and 11, for damages caused by its default. If other Underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either the Representatives or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Partnership prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 7(j) or 7(k) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

11. Reimbursement of Underwriters’ Expenses. If (a) the Partnership shall fail to tender the Partnership Units for delivery to the Underwriters by reason of any failure, refusal or inability on the part of any of the Partnership Parties to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Partnership Parties is not fulfilled for any reason or (b) the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement, the Partnership Parties will, jointly and severally, reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Partnership Parties shall pay the full amount thereof to the Underwriters, as appropriate. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Partnership Parties shall not be obligated to reimburse the Underwriters on account of their expenses.

12. Research Analyst Independence. Each of the Partnership Parties acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations or publish research reports with respect to the Partnership or the offering of the Units that differ from the views of their respective investment banking divisions. Each of the Partnership Parties hereby waives and releases, to the fullest extent permitted by law, any claims that the Partnership Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership Parties by such Underwriters’ investment banking divisions. Each of the Partnership Parties acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

13. No Fiduciary Duty. Each of the Partnership Parties acknowledges and agrees that in connection with this offering and sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between any of the Partnership Parties and any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to any of the Partnership Parties, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Partnership Parties, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to any of the Partnership Parties shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Partnership Parties. Each of the Partnership Parties hereby waives any claims that any such entity may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering of Units.

14. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to any of the Partnership Parties, shall be delivered or sent by mail, telex or facsimile transmission to such Partnership Party at Three Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, Attention: Ms. Nancy M. Snyder, General Counsel (Fax: 610-687-3688);

(b) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: 212-520-0421) and UBS Securities LLC, 299 Park Avenue, New York, New York 10171-0026, Attention: Syndicate Department.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Partnership Parties shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Partnership Parties by the Partnership.

15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Partnership Parties contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control the Underwriters within the meaning of Section 15 of the Securities Act, and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors and managers of the General Partner, officers of the General Partner who have signed the Registration Statement and any person controlling any of the Partnership Parties within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16. Survival. The respective indemnities, representations, warranties and agreements of the Partnership Parties and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17. Definition of the Terms “Business Day” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Partnership Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

PVG GP, LLC

By:
	Name:	Nancy M. Snyder
	Title:	Vice President and General Counsel

PENN VIRGINIA GP HOLDINGS, L.P.

By: PVG GP, LLC, its general partner

By:
	Name:	Nancy M. Snyder
	Title:	Vice President and General Counsel

LEHMAN BROTHERS INC.

UBS SECURITIES LLC

[                    ]

Accepted:

For themselves and as Representatives

of the several Underwriters named

in Schedule I hereto:

BY: LEHMAN BROTHERS INC.

By:
Authorized Representative

BY: UBS SECURITIES LLC

By:
Authorized Representative

By:
Authorized Representative

SCHEDULE I

Number of Firm Units to be Purchased
Lehman Brothers Inc.
UBS Securities LLC
A.G. Edwards & Sons, Inc.
RBC Capital Markets Corporation
Wachovia Capital Markets, LLC
J.P. Morgan Securities Inc.
Stifel Nicolaus & Company, Incorporated

Total	6,000,000

Schedule 1

SCHEDULE II

Persons or Entities to Sign Lock-Up Agreement

Kanawha

GP Corp

LP Corp

A. James Dearlove

Frank A. Pici

Nancy M. Snyder

Robert Garrett

Robert J. Hall

John C. van Roden, Jr.

Jonathan B. Weller

Schedule II

SCHEDULE III

Additional Information in Pricing Disclosure Package

1. Number of Units:

2. Price to the Public:

Schedule III

EXHIBIT A

FORM OF OPINION OF VINSON & ELKINS L.L.P.

(a) Formation and Qualification of Partnership and PVR. Each of the Partnership and PVR has been duly formed and is validly existing and in good standing as a limited partnership under the Delaware LP Act with all necessary partnership power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the most recent Preliminary Prospectus, and to consummate the transactions contemplated by this Agreement and the Transaction Documents. Each of the Partnership and PVR has been duly registered or qualified as a foreign limited partnership in good standing for the transaction of business under the jurisdictions set forth under its name on Annex I to this Opinion.

(b) Formation and Qualification of the General Partner, PVR GP, Operating Company and Operating Subsidiaries. Each of the General Partner, PVR GP, the Operating Company and each of the Operating Subsidiaries has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties, to conduct its business, in each case in all material respects as described in the most recent Preliminary Prospectus and, in the case of PVR GP, to act as general partner of PVR and in the case of the General Partner, to act as the general partner of the Partnership, and to consummate the transactions contemplated by this Agreement and the Transaction Documents. Each of the General Partner, PVR GP, the Operating Company and each of the Operating Subsidiaries is duly registered or qualified as a foreign limited liability company in good standing for the transaction of business under the jurisdictions set forth under its name on Annex I to this Opinion.

(c) Ownership of the General Partner. GP Corp owns a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the General Partner LLC Agreement and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and GP Corp owns such membership interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming GP Corp as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

(d) Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership and has a noneconomic general partner interest in the Partnership; such noneconomic general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such noneconomic general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General

Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

(e) Valid Issuance of Management Units. The Management Units are duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 of the Delaware LLC Act).

(f) Valid Issuance of the Units. The Firm Units or the Option Units, as the case may be, and the limited partner interests represented thereby have been duly authorized by the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters described in Section 17-607 of the Delaware LP Act). Other than the Management Units, the Units are the only limited partner interests of the Partnership issued and outstanding.

(g) Ownership of PVR GP by the Partnership. The Partnership is the sole member of PVR GP with a 100% membership interest in PVR GP; such membership interest has been duly authorized and validly issued in accordance with the PVR GP LLC Agreement and is fully paid (to the extent required under the PVR GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Partnership owns such membership interest, free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

(h) Ownership of the General Partner Interest in PVR. PVR GP is the sole general partner of PVR with a 2.0% general partner interest in PVR; such general partner interest has been duly authorized and validly issued in accordance with the PVR Partnership Agreement; and PVR GP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

(i) Ownership of the Incentive Distribution Rights in PVR. The Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the PVR Partnership Agreement and are fully paid (to the extent required under the PVR Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 of the Delaware LP Act); and PVR GP owns the Incentive Distribution Rights free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming PVR GP as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

(j) Ownership of PVR. The Partnership owns [            ] PVR Common Units, [            ] PVR Class B Units and 7,649880 PVR Subordinated Units, such limited partner interests have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the PVR Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Prospectus), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

(k) Ownership of Operating Company. PVR is the sole member of the Operating Company with a 100% membership interest in the Operating Company; such membership interest has been duly authorized and validly issued in accordance with the Operating Company Agreement and is fully paid (to the extent required under the Operating Company Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and PVR owns such membership interest, free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming PVR as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

(l) Ownership of Operating Subsidiaries. The Operating Company owns a 100% membership interest in each Operating Subsidiary; such membership interests have been duly authorized and validly issued in accordance with their respective Operating Subsidiary LLC Agreements and are fully paid (to the extent required under their respective Operating Subsidiary LLC Agreements) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Company owns such membership interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Company as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or under the Delaware LLC Act.

(m) No Preemptive Rights, Registration Rights or Options. Except as described in the most recent Preliminary Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, (i) any limited partner interests in the Partnership or PVR, any capital stock in the General Partner or any limited liability company interests in PVR GP, the Operating Company or any Operating Subsidiaries. To such counsel’s knowledge and except as provided in the Partnership Agreement, neither the offering or sale of the Units as contemplated by the Underwriting Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership or any of its direct or indirect subsidiaries (including PVR).

(n) Authority and Authorization. The Partnership has all requisite partnership power and authority to issue, sell and deliver (i) the Units, in accordance with and upon the terms and conditions set forth in this Agreement and the Partnership Agreement and (ii) the Management Units, in accordance with an upon the terms and conditions set forth in the Partnership Agreement and the Contribution Agreement. All partnership and limited liability company action, as the case may be, required to be taken by any of the Partnership Entities or any of their respective unitholders, members or partners for the authorization, issuance, sale and delivery of the Units and the Management Units, the execution and delivery of this Agreement and the Partnership Operative Agreements and the consummation of the transactions (including the Transactions) contemplated by this Agreement and the Partnership Operative Agreements, have been validly taken.

(o) Authorization of this Agreement. This Agreement has been duly authorized and validly executed and delivered by the Partnership Parties.

(p) Operative Agreements.

(i) The Transaction Documents have been duly authorized, executed and delivered by the parties thereto and are valid and legally binding agreements of the parties thereto, enforceable against such parties in accordance with the terms;

(ii) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the parties thereto, enforceable against the General Partner in accordance with its terms; and

(iii) The General Partner LLC Agreement has been duly authorized, executed and delivered by GP Corp and is a valid and legally binding agreement of the parties thereto, enforceable against GP Corp in accordance with its terms;

(iv) The PVR GP LLC Agreement has been duly authorized, executed and delivered by the Partnership thereto and is a valid and legally binding agreement of the Partnership thereto, enforceable against the Partnership in accordance with its terms;

(v) The PVR Partnership Agreement has been duly authorized, executed and delivered by PVR GP LLC and will be a valid and legally binding agreement of PVR GP LLC, enforceable against PVR GP LLC in accordance with its terms;

(vi) The Operating Company Agreement has been duly authorized, executed and delivered by PVR, and is valid and legally binding agreement of PVR, enforceable against PVR in accordance with its terms; and

(vii) Each of the Operating Subsidiary LLC Agreements has been duly authorized, executed and delivered by the Operating Company, and is valid and legally binding agreement of Operating Company, enforceable against the Operating Company in accordance with its terms;

provided that, with respect to each agreement described above, the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(q) Sufficiency of the Contribution Agreement. The Contribution Agreement is legally sufficient to transfer or convey to the Partnership all equity interests in PVR GP and the common and subordinated units of PVR owned by Penn Virginia or its affiliates, as contemplated by the most recent Preliminary Prospectus, subject to the conditions, reservations and limitations contained in the Contribution Agreement and those set forth in the most recent Preliminary Prospectus and the Prospectus.

(r) No Conflicts. Except in respect of which waivers, consents or acknowledgements have been obtained, none of (i) the offering, issuance and sale by the Partnership of the Units, (ii) the execution, delivery and performance of this Agreement, the Partnership Operative Agreements or the PVR Operative Agreements by the Partnership Entities party hereto or thereto, or (iii) the consummation of the transactions contemplated hereby and thereby (including the Transactions): conflicts or will conflict with, constitutes or will constitute a violation of, results or will result in a default (or an event that, with notice or lapse of time or both, would constitute such a default) or results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities under (A) the partnership agreement, limited liability company operating agreement, certificate of formation or conversion, certificate or articles of incorporation, bylaws or other constituent document of any of the Partnership Entities, (B) the Omnibus Agreement and the Amended and Restated Credit Agreement dated as of March 3, 2005 among Penn Virginia Operating Co., LLC, PNC Bank, National Association, as agent, and the other financial institutions party thereto; (C) the Delaware LP Act, the Delaware LLC Act or the DGCL or any federal statute, which breaches, violations, defaults or liens, in the case of clauses (B) or (C), would reasonably be expected to have a Material Adverse Effect or could materially impair the ability of any of the Partnership Entities to consummate the transactions (including the Transactions) provided for in this Agreement, the Partnership Operative Agreements or the PVR Operative Agreements.

(s) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) under the Delaware LP Act, the Delaware LLC Act, the DGCL or federal law is required for the execution, delivery and performance of the Underwriting Agreement or the Operative Agreements by the Partnership Entities party thereto, or the consummation of the transactions contemplated thereby by the Partnership Entities, except for (i) such consents required under the Securities Act and the Exchange Act or under state securities or “Blue Sky” laws (as to which such counsel need not express any opinion), (ii) such consents that have been, or prior to the Delivery Date will be, obtained or (iii) such consents that, if not obtained, would not have a Material Adverse Effect.

(t) Conformity of Units and Class B Units. The Common Units and the Class B Units conform in all material respects to the descriptions thereof contained in the Registration Statement under the captions “Cash Distributions”, “Description of Our Common Units” and Material Provisions of the Partnership Agreement of Penn Virginia Resource Partners, L.P. - Subordinated and Class B Units.

(u) Descriptions and Summaries. The statements made in the Prospectus under the captions “Our Cash Distribution Policy and Restrictions on Distributions,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Long-Term Debt,” “Conflicts of Interest and Fiduciary Duties,” “Penn Virginia Resource Partners, L.P.’s Cash Distribution Policy,” “Description of Our Partnership Agreement,” “Material Provisions of the Partnership Agreement of Penn Virginia Resource Partners, L.P.” and “Certain Relationships and Related Transactions” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal and governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(v) Legal Proceedings or Contracts to be Described or Filed. To the knowledge of such counsel, (i) there are no legal or governmental proceedings pending or threatened to which any of the Partnership Entities or to which any of the Partnership Entities is a party or to which any of their respective properties is subject that are required to be disclosed in the Prospectus and are not so disclosed as required and (ii) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act.

(w) Tax Matters. The statements made in the Prospectus under the caption “Material Tax Consequences,” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects; and the opinion of such counsel filed as Exhibit 8.1 to the Registration Statement is confirmed, and the Underwriters may rely upon such opinion as if it were addressed to them.

(x) Effectiveness of Registration Statement. The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein. To the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding or examination for such purpose has been instituted or threatened by the Commission.

(y) Form of Registration Statement and Prospectus. The Registration Statement, on the Effective Date and on the applicable Delivery Date, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date, were, on their face, appropriately responsive, in all material respects, to the requirements of the Securities Act and the Rules and Regulations, except that in each case such counsel need express no opinion with respect to the financial statements or other financial and statistical data contained in or omitted from the Registration Statement or the Prospectus.

(z) Investment Company. None of the Partnership Entities is an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act and the DGCL, (D) with respect to the opinions expressed in subparagraphs (a) through (b) above as to the due qualification or registration as a foreign limited partnership, corporation or limited liability company, as the case may be, of the Partnership, PVR, the Operating Company, the Operating Subsidiaries, PVR GP and the General Partner, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the states listed on Annex I (each of which will be dated not more than fourteen days prior to such Delivery Date and shall be provided to you) and (E) state that they express no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership Parties and the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that

(A) the Registration Statement, as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C) the Prospectus, as of its issue date and as of such Time of Delivery contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (ii) any other financial, accounting, statistical and reserve information included in or omitted from, the Registration Statement or the Prospectus or the most recent Preliminary Prospectus, and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

ANNEX I

FOREIGN QUALIFICATIONS

General Partner [________] Partnership [________] PVR GP Kentucky West Virginia Virginia New Mexico Oklahoma Texas PVR Kentucky West Virginia Virginia New Mexico Oklahoma Texas

Operating Company

Kentucky

West Virginia

Virginia

Loadout LLC

Virginia

West Virginia

Kentucky

K Rail LLC

West Virginia

Wise LLC

Virginia

Suncrest LLC

West Virginia

Fieldcrest LLC

New Mexico

PVR Midstream LLC

None

A-1

EXHIBIT B

FORM OF OPINION OF NANCY M. SNYDER

(a) Ownership of the Management Units. At the Initial Delivery Date, after giving effect to the Transactions and this offering of Units, GP Corp will own              Common Units (the “GP Corp Units”), LP Corp will own              Common Units (the “LP Corp” Units”), and Kanawha will own              Common Units (the “Kanawha Units” and, collectively with the GP Corp Units and the LP Corp Units, the “Management Units”). Each of GP Corp, LP Corp and Kanawha own their respective Management Units free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming GP Corp, LP Corp or Kanawha, as applicable, as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

(b) No Conflicts. None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement or the Partnership Operative Agreements by the parties thereto, and the consummation of the transactions contemplated hereby and thereby (including the transactions) (i) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound (except for the Omnibus Agreement and the Amended and Restated Credit Agreement dated as of March 3, 2005 among Penn Virginia Operating Co., LLC, PNC Bank, National Association, as agent, and the other financial institutions party thereto to which such counsel does not opine); or (ii) violates or will violate any order, judgment, decree or injunction known to such counsel of any court or governmental agency, body or arbitrator or other authority directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is subject, which breach, violation or default would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could materially impair the ability of any of the Partnership Entities to consummate the transactions (including the Transactions) provided for in the Agreement, the Partnership Operative Agreement of the PVR Operative Agreements.

(c) Permits. To the knowledge of such counsel, each of the Partnership Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus, and except for such permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the operations conducted by the Partnership Entities, taken as a whole, and, to the knowledge of such counsel, none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any such permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(d) No Default. To the knowledge of such counsel, none of the Partnership Entities is (i) in violation of its certificate or agreement of limited partnership, limited liability company agreement or other organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a material adverse effect on the condition (financial or other), business or results of operations of the Partnership Entities, taken as a whole, or could materially impair the ability of any of the Partnership Entities to perform their obligations under the Underwriting Agreement, the Partnership Operative Agreements or the PVR Operative Agreements.

(e) Litigation. Except as described in the most recent Preliminary Prospectus, to the knowledge of such counsel, there is no litigation, proceeding or governmental investigation pending or threatening against any of the Partnership Entities or to which any of the Partnership Entities is a party or to which any of their respective properties is subject, which, if adversely determined to such Partnership Entity, is reasonably likely to have a Material Adverse Effect.

(f) No Options. Except as described in the most recent Preliminary Prospectus or for options granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans, there are no outstanding options or warrants to purchase any partnership or membership interest or capital stock in any Partnership Entity.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon the representations of the Partnership Parties set forth in certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (B) assume that all documents submitted to her as originals are authentic, that all copies submitted to her conform to the originals thereof, and that the signatures on all documents examined by her are genuine, (C) state that such opinions are limited to federal laws, Virginia Code, the Delaware LP Act, the Delaware LLC Act and the Delaware General Corporation Law and (D) state that she expresses no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership Parties and the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that

(A) the Registration Statement, as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C) the Prospectus, as of its issue date and as of such Time of Delivery contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (ii) any other financial, accounting, statistical and reserve information, included in, or excluded from, the Registration Statement or the Prospectus or the Preliminary Prospectus, and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

EXHIBIT C

LEHMAN BROTHERS INC.

UBS SECURITIES LLC

As Representatives of the

several Underwriters named

in the Underwriting Agreement

c/o LEHMAN BROTHERS INC.

745 Seventh Avenue

New York, New York 10019

C/O UBS SECURITIES LLC

299 Park Avenue

New York, New York 10171

Ladies and Gentlemen:

The undersigned understands that you propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) among Penn Virginia GP Holdings, L.P., a Delaware limited partnership (the “Partnership”), PVG GP, LLC, a Delaware limited liability company and the general partner of the Partnership, and, the several underwriters named in Schedule I to the Underwriting Agreement, providing for the purchase by you from the Partnership of common units representing limited partner interests (the “Common Units”) in the Partnership, and that the Underwriters propose to reoffer the Common Units to the public (the “Offering”). Capitalized terms used but not defined herein have the meanings given to them in the Underwriting Agreement.

In consideration of the execution of the Underwriting Agreement by the Representatives on behalf of the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that without the prior written consent of the Representatives on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause, or otherwise attempt to cause, to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible into or exercisable or exchangeable for Common Units or any other securities of the Partnership or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 180th day after the date of the final prospectus relating to the Offering (such 180-day period, the “Lock-Up Period”).

C-1

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Partnership or PVR issues an earnings release or material news or a material event relating to the Partnership or PVR occurs or (2) prior to the expiration of the Lock-Up Period, the Partnership or PVR announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the Representatives waive such extension in writing. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Partnership and will not consummate such transaction or take any such action unless it has received written confirmation from the Partnership that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.

In furtherance of the foregoing, the Partnership and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if Partnership notifies the Representatives that they do not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Units, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership and the Underwriters.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the [heirs, personal representatives,] [Note: use this language for lock-ups signed by natural persons] [successors and assigns] [Note: use this language for lock-ups signed by Penn Virginia affiliate companies] of the undersigned.

Yours very truly,

Dated: , 2006

C-2